                                   EXHIBIT 99


     Trustee's Remittance Report in  respect of the August Remittance Date.














                [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]

EquiCredit Corporation Secondary Marketing Department


EQCC 1996-4
MONTHLY RECAP & DISTRIBUTION
COMPANY  436

                                                     FINAL
CUTOFF DATE:  DECEMBER 1, 1996
--------------------------------------------------------------------------------
Due Period                                       December, 1996
Monthly Payment Date                           January, 15, 1997
                                            Fixed Rate Group Co. 436
Remittance Number                                      1
--------------------------------------------------------------------------------

Class A-1 Principal Balance-BOM                              78,800,000.00
Class A-2 Principal Balance-BOM                             106,470,000.00
Class A-3 Principal Balance-BOM                             103,690,000.00
Class A-4 Principal Balance-BOM                              92,740,000.00
Class A-5 Principal Balance-BOM                              32,150,000.00
Class A-6 Principal Balance-BOM                              60,110,000.00
Class A-7 Principal Balance-BOM                              36,580,000.00
Class A-8 Principal Balance-BOM                              20,460,000.00
Class A-9 Principal Balance-BOM                              59,000,000.00
                                                           ----------------
Total Class A Principal Balance - BOM                       590,000,000.00

Class A-1 Principal Balance - EOM                            73,949,303.05
Class A-2 Principal Balance - EOM                           106,470,000.00
Class A-3 Principal Balance - EOM                           103,690,000.00
Class A-4 Principal Balance - EOM                            92,740,000.00
Class A-5 Principal Balance - EOM                            32,150,000.00
Class A-6 Principal Balance - EOM                            60,110,000.00
Class A-7 Principal Balance - EOM                            36,580,000.00
Class A-8 Principal Balance - EOM                            20,460,000.00
Class A-9 Principal Balance - EOM                            59,000,000.00
                                                           ----------------
Total Class A Principal Balance - EOM                       585,149,303.05

Number of Accounts BOM                                              13,526
Number of Accounts EOM                                              13,434

Class A-1 Principal Remittance                                4,850,696.95
Class A-2 Principal Remittance                                        0.00
Class A-3 Principal Remittance                                        0.00
Class A-4 Principal Remittance                                        0.00
Class A-5 Principal Remittance                                        0.00
Class A-6 Principal Remittance                                        0.00
Class A-7 Principal Remittance                                        0.00
Class A-8 Principal Remittance                                        0.00
Class A-9 Principal Remittance                                        0.00
                                                             --------------
Total Class A Remittance Amount                               4,850,696.95

Class A-1 Cert.ificate Pass-Thru Rate                               5.790%
Class A-2 Cert.ificate Pass-Thru Rate                               6.100%
Class A-3 Cert.ificate Pass-Thru Rate                               6.260%
Class A-4 Cert.ificate Pass-Thru Rate                               6.470%
Class A-5 Cert.ificate Pass-Thru Rate                               6.710%
Class A-6 Cert.ificate Pass-Thru Rate                               6.880%
Class A-7 Cert.ificate Pass-Thru Rate                               7.140%
Class A-8 Cert.ificate Pass-Thru Rate                               7.410%
Class A-9 Cert.ificate Pass-Thru Rate                               6.890%

WAC BOM                                                         10.825819%
WAC EOM                                                         10.850420%
WAP BOM                                                             6.446%
WAP EOM                                                             6.452%
WAM BOM                                                             171.81
WAM EOM                                                             171.64
WANMIR                                                              10.15%

Curtailments                                  46,525.83
Prepayment Amount                          4,055,099.04       4,101,624.87
                                         --------------        ------------
Liquidated Principal                                                  0.00
Number of Prepayments & Liquidations                                    92
Number of Liquidated accounts only                                       0

EQCC 1996-4
MONTHLY RECAP & DISTRIBUTION
COMPANY  436

                                                     FINAL
CUTOFF DATE:  DECEMBER 1, 1996
--------------------------------------------------------------------------------

Aggregate Interest Accrued                                        5,271,904.24
Less, Class A-1 Interest Accrued                (380,210.00)
Less, Class A-2 Interest Accrued                (541,222.50)
Less, Class A-3 Interest Accrued                (540,916.17)
Less, Class A-4 Interest Accrued                (500,023.17)
Less, Class A-5 Interest Accrued                (179,772.08)
Less, Class A-6 Interest Accrued                (344,630.67)
Less, Class A-7 Interest Accrued                (217,651.00)
Less, Class A-8 Interest Accrued                (126,340.50)
Less, Class A-9 Interest Accrued                (338,758.33)
                                              ---------------
                                                                 (3,169,524.42)
Less, Monthly Premium                                               (48,762.44)
Less, LOC Fees                                                            0.00
Less, Service Fees Accrued                                         (290,732.40)
                                                               ----------------

Excess Spread                                                     1,762,884.98
Spread Account Balance Previous Month                             1,227,200.00
Investment Earnings                                                     177.49
Spread Account Amount - Mortgage Loan Losses                              0.00
Spread Account Amount - Advances                                          0.00
                                                               ----------------
Spread Account Balance Before Distribution                        2,990,262.47
LOC Account Balance Before Distribution                                   0.00
Specified Spread Account Requirement                             26,384,808.00
                                                               ----------------
Spread Account Excess/(Deficit)                                 (23,394,545.53)

Reimbursable Amounts Due Servicer from Current Month                      0.00
Reimbursable Amounts from Previous Months                                 0.00
                                                               ----------------
Reimbursable Amounts Wired to Servicer                                    0.00
                                                               ----------------
Spread Account Excess Wired to Servicer                                   0.00
                                                               ----------------

Reimbursable Amounts Carried Forward                                      0.00
Spread Account Balance After Distribution                         2,990,262.47

Interest Collected                                                5,130,858.25
Less, Pre-Cutoff Interest                                        (4,170,235.85)
                                                               ----------------

Total Post Cutoff Interest Collected                                960,622.40
Plus,  Principal Collected                                        4,850,868.25
Plus,  Liquidation Proceeds                                               0.00
Plus,  Advances                                                   4,073,220.66
Less, Recovery                                                            0.00
Less, Service Fee Collected                                         (52,671.22)
Less, Excess Spread                                              (1,762,884.98)
                                                               ----------------
Available Payment Amount                                          8,069,155.11
Plus, Spread Account Amount                                               0.00
Less, Class A Interest Remittance                                (3,169,524.42)
Less, Class A Principal Remittance                               (4,850,696.95)
Less, Monthly Premium                                               (48,762.44)
Less, LOC Fees                                                            0.00
                                                               ----------------
COLLECTION EXCESS (SHORTAGE)                                            171.30
                                                               ----------------

Total Due Class R                                                         0.00
                                                               ----------------
Class R Wire 99.9999%                                                     0.00
                                                               ----------------
Reimbursement To Servicer from Spread                                     0.00
                                                               ----------------
Reimbursement To Servicer from Collections                              171.30
                                                               ----------------

EQCC 1996-4
MONTHLY RECAP & DISTRIBUTION
COMPANY  436

                                                     FINAL
CUTOFF DATE:  DECEMBER 1, 1996
--------------------------------------------------------------------------------

Monthly Advance (from MTG1711)                                    4,073,220.66
Recovery (from MTG1711)                                                   0.00
Mortgage Loan Losses (Liq. Reports)                                       0.00
P&I Account Shortage (Before Adjustment)                                  0.00
P&I Account Shortage (FINAL)                                              0.00
Advances Recovered  (FINAL)                                               0.00
Original Recovery Difference                                              0.00
CPR                                                                      8.03%
% Outstanding to Org. UPB                                              177.32%
Class A1 Final Pmt Date.                                         Nov. 15, 2022

Outstanding Advances                                                      0.00

UPB of three largest outstanding loans                            1,014,497.59
UPB of loans over 90 days delinquent                                390,732.73
Aggregate Loan Losses                                                     0.00
No. Months Since Closing                                                     1



                                            ---------------------------------      ------------------------------------
                                                                      WAP EOM          BASE SPREAD REQUIREMENT
                                            ---------------------------------      ------------------------------------
                                            CLASS A1             4,281,664.65      Calc (a)               26,384,808.00
                                            CLASS A2             6,494,670.00      Calc (b)                        0.00
                                            CLASS A3             6,490,994.00      Calc (c)                        0.00
                                            CLASS A4             6,000,278.00      Calc (d)                        0.00
                                            CLASS A5             2,157,265.00
                                            CLASS A6             4,135,568.00
                                            CLASS A7             2,611,812.00      CLASS A-9 REMITTANCE AMOUNT
                                            CLASS A8             1,516,086.00      ------------------------------------
                                            CLASS A9             4,065,100.00      1/97 thru 12/99 (a)             0.00*
                                                                37,753,437.65      1/97 thru 12/99 (b)   600,000,000.00*
                                            WAP EOM                    6.452%      1/97 thru 12/99 (c)   600,000,000.00*
                                                                                   1/00 thru 12/01 (a)   600,000,000.00*
                                                                                   1/00 thru 12/01 (b)   600,000,000.00*
                                            --------------------------------       1/00 thru 12/01 (c)   600,000,000.00*
                                            SPECIFIED SPREAD CALC.                 1/02 thru 12/02 (a)   600,000,000.00*
                                                                                   1/02 thru 120/2 (b)   600,000,000.00*
                                            Calc (X)(a)         26,384,808.00      1/02 thru 12/02 (c)   600,000,000.00*
                                            Calc (X)(b)          1,014,497.59      2/03 thru 12/03 (a)   600,000,000.00*
                                            Calc (X)(c)                  0.00      2/03 thru 12/03 (b)   600,000,000.00*
                                            Calc (Y)(a)                  0.00      2/03 thru 12/03 (c)   600,000,000.00*
                                            Calc (Y)(b)                  0.00      1/04 forward (a)      600,000,000.00*
                                            Calc (Y)(c)                  0.00      1/04 forward (b)      600,000,000.00*
                                                                                   1/04 forward (c)      600,000,000.00*
                                            ---------------------------------      ------------------------------------
WILL CHANGE 12/1/2001 (CHECK RESTRICTIONS)  SUBORDINATED AMOUNT                    *  Since the Class A9 Lockout Remittance
                                                                                      is a "lesser of" function.  The default,
                                            Dec. 1, 1996        68,322,020.00         if the test is false, was set at an amt.
                                            Cumm. ES Recpts.             0.00         greater than the remittance could
                                                              ---------------         possibly be to insure that it would
                                            Current Sub. Amt.   68,322,020.00         never be the lesser choice.  In this case
                                                              ---------------         a default value of zero would be
                                                              ---------------         seleted in error.
                                            ---------------------------------

                                                                             3